As filed  with  the  Securities  and  Exchange  Commission  on  April  20,  2006
-------------------------------------------------------------------------------
                                                             FILE NO. 333-132994

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          PRE-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         ALLSTATE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)


                               ILLINOIS 36-2554642
                (State or Other Jurisdiction of (I.R.S. Employer
              Incorporation or Organization) Identification Number)


                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

            (Address and Phone Number of Principal Executive Office)


                               MICHAEL J. VELOTTA
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                         ALLSTATE LIFE INSURANCE COMPANY
                          3100 SANDERS ROAD, SUITE J5B
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

                            CHARLES M. SMITH, ESQUIRE
                         ALLSTATE LIFE INSURANCE COMPANY
                          3100 SANDERS ROAD, SUITE J5B
                              NORTHBROOK, IL 60062


Approximate date of commencement of proposed sale to the public: The annuity contracts and interests thereunder covered by this registration statement are to be issued promptly and from time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/


CALCULATION OF REGISTRATION FEE

------------------------------------------------- -------------------------- ------------------------------- --------------------
Title of securities to be        Amount to be          Proposed maximum             Proposed maximum               Amount of
registered                       registered(1)       offering price per unit    aggregate offering price(1)   registration fee(3)
-------------------------------------------------- -------------------------- ------------------------------ ---------------------
Deferred annuity contracts       $300,000,000              (2)                         $300,000,000                   $32,100
and participating interests
therein
-------------------------------------------------- -------------------------- ------------------------------ ---------------------

(1) Estimated solely for purpose of determining the registration fee.

(2) The Contract does not provide for a predetermined amount or number of units.

(3) Of the $300,000,000 of units of interest under deferred annuity contracts previously registered under Registration Statement No. 333-119706, $51,767,115 for which a filing fee was previously paid, are being carried forward pursuant to Rule 429.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.


                                EXPLANATORY NOTE

Registrant is filing this pre-effective amendment ("Amendment") to add a corrected Part II to the registration statement. The Part II replaces the Part II filed in the initial Form S-3 Registration Statement on April 5, 2006 ("Initial Registration Statement"). The prospectus describing the Contract filed in Initial Registration Statement is incorporated herein by reference. The Amendment is not intended to amend or delete any part of the registration statement, except as specifically noted herein.

                                     PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Registrant anticipates that it will incur the following approximate expenses in connection with the issuance and distribution of the securities to be registered:

        Registration fees............................$32,100
        Cost of printing and engraving...............$280,000
        Legal fees...................................$15,000
        Accounting fees..............................$6,000
        Mailing fees.................................$25,000


ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The By-laws of Allstate Life Insurance Company ("Registrant") provide that Registrant will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made a party to any proceeding by reason of the fact that such persons were or are directors or officers of Registrant, against liabilities, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Registrant before such date.

The directors and officers of Registrant have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Registrant.



ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit No.        Description

(1) Underwriting Agreement between Allstate Life Insurance Company and Allstate Distributors, L.L.C. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-31288) dated April 27, 2000).

(2) None

(4) Form of Single Premium Deferred Annuity Certificate and Application (Previously filed in Registrant's initial Form S-3 Registration Statement (File No. 333-104789) dated April 28, 2003).

(5)(a) Opinion and Consent of General Counsel re: Legality (Previously filed in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-104789) dated July 9, 2003).

  (b) Opinion and Consent of General Counsel re: Legality (Previously filed in Registrant's Form S-3 Registration Statement (File No. 333-119706) dated October 12, 2004).

 (c) Opinion and Consent of General Counsel (Previously filed in Registrant's Form S-3 Registration Statement (File No. 333-132994) dated May 5, 2006).


(8) None

(11) None

(12) None

(15) None

(23) Consent of Independent Registered Public Accounting Firm (Previously filed in Registrant's Form S-3 Registration Statement (File No. 333-132994) dated May 5, 2006).

(24) Powers of Attorney for David A. Bird, Danny L. Hale,  Edward M. Liddy, John
C. Lounds, Samuel H. Pilch, John C. Pintozzi, Eric A. Simonson, Kevin R. Slawin, Casey J. Sylla, Michael J. Velotta, Douglas B. Welch, and Thomas J. Wilson, II filed herewith.

(25) None

(26) None

(27) Not applicable

(99) Experts (Previously filed in Registrant's Form S-3 Registration Statement (File No. 333-132994) dated May 5, 2006).


ITEM 17.  UNDERTAKINGS.

(a) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        Provided, however, that the undertakings set forth in paragraphs (i),
(ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

 (5) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

 (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officers or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.





                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 20th day of April, 2006.

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


                            By: /s/MICHAEL J. VELOTTA
                     ---------------------------------------
                               Michael J. Velotta
                        Senior Vice President, Secretary
                               and General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 20th day of April, 2006.


*/DAVID A. BIRD                   Director and Senior Vice President
-----------------------
David A. Bird

*/DANNY L. HALE                   Director
----------------------
Danny L. Hale

*/EDWARD M. LIDDY                 Director
-----------------------
Edward M. Liddy

*/JOHN C. LOUNDS                  Director and Senior Vice President
-----------------------
John C. Lounds

*/SAMUEL H. PILCH                 Controller and Group Vice President
------------------------          (Principal Accounting Officer)
Samuel H. Pilch

*/JOHN C. PINTOZZI                Director, Senior Vice President and Chief
------------------------          Financial Officer
John C. Pintozzi                  (Principal Financial Officer)

*/ERIC A. SIMONSON                Director, Senior Vice President and Chief
-------------------------         Investment Officer
Eric A. Simonson

*KEVIN R. SLAWIN                  Director and Senior Vice President
-----------------------
Kevin R. Slawin

*/CASEY J. SYLLA                  Director, Chairman of the Board and
----------------------            President (Principal Executive Officer)
Casey J. Sylla

/s/MICHAEL J. VELOTTA             Director, Senior Vice President, General
----------------------            Counsel and Secretary
Michael J. Velotta

*DOUGLAS B. WELCH                 Director and Senior Vice President
-----------------------
Douglas B. Welch

*/THOMAS J. WILSON II             Director
-----------------------
Thomas J. Wilson II


*/ By Michael J.  Velotta,  pursuant  to Power of  Attorney,  filed  herewith.



                                  EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No.                Description

(24)           Powers of Attorney for David A. Bird, Danny L. Hale, Edward M.
               Liddy, John C. Lounds, Samuel H. Pilch, John C. Pintozzi, Eric A. Simonson, Kevin R. Slawin, Casey J. Sylla, Michael J. Velotta, Douglas B. Welch, and Thomas J. Wilson, II.